Exhibit 10.1

NOTE AND WARRANT PURCHASE AGREEMENT

This Note and Warrant Purchase Agreement (this "Agreement") is made as of July __, 2006 between Applied NeuroSolutions, Inc., Delaware corporation (the "Company"), and each of the purchasers listed on Schedule I hereto (each a “Purchaser” and, collectively, the "Purchasers").

The Company and each of the Purchasers hereby agree as follows:

SECTION 1

Purchase and Sale of the Units

1.1 Authorization of Issuance and Sale of the Units. Prior to the initial Closing (as defined herein), the Company will have authorized the issuance and sale of an aggregate of up to 20 units of the Company's securities ("Units," the offering of the Units are referred to as the "Offering"), each Unit consisting of (i) a non-negotiable, senior, unsecured promissory note in the principal amount of $50,000, in the form annexed hereto as Exhibit 1 (individually, a "Bridge Note" and collectively, the "Bridge Notes"), and (ii) warrants to purchase 92,250 shares of the Company's common stock par value $0.0025 ("Common Stock"), in the form annexed hereto as Exhibit 2 (the "Warrants").

1.2 Sale and Purchase of the Units. At the initial Closing, subject to the terms and conditions hereof and in reliance upon the representations, warranties and agreements contained herein, each of the Purchasers will purchase the number of Units set forth opposite such purchasers name on Schedule I annexed hereto at a purchase price of $50,000 per Unit (the "Purchase Price").

SECTION 2

Closing, Payment and Delivery

2.1 Closing. The initial Closing of the sale of the Units will occur by July 10, 2006 or such later date as may be determined by the Company, but in no event later than July 24, 2006. At the Closing, the Purchasers will purchase a minimum of 10 Units and a maximum of 20 Units.

2.2 Payment and Delivery. At the Closing, (a) the Purchasers will pay to the Company by check or wire funds transfer the aggregate Purchase Price set forth opposite such Purchaser’s name on Schedule I annexed hereto, and (b) the Company will deliver to the Purchasers the following documents registered in such name or names as Purchasers may reasonably designate, representing all of the Units being purchased by the Purchasers:

(i) a Warrant; and
(ii) a Bridge Note.

2.3 Covenant of Best Efforts and Good Faith. The Company and the Purchasers agree to use their respective best efforts and to act in good faith to cause to occur all conditions to Closing which are in their respective control.

SECTION 3

Representations and Warranties of the Company

The Company hereby represents and warrants to the Purchasers that:

3.1 Corporate Power, Qualification and Standing. The Company is validly existing and in good standing under the laws of the State of Delaware and is qualified to transact business in each jurisdiction in which its ownership of property or conduct of activities requires such qualification. The Company has all requisite corporate power and authority to enter into this Agreement, to sell the Units, to execute and deliver the Bridge Notes and the Warrants and to carry out and perform its other obligations under this Agreement and under the Bridge Notes and the Warrants.

3.2 Authorization; No Conflict; Enforceability. Execution and delivery of this Agreement, the Bridge Notes and the Warrants, the issuance and sale of the Units and the issuance of the Common Stock upon the exercise of the Warrants have been duly authorized by all necessary corporation action of the Company. Performance by the Company of its obligations under this Agreement, the Bridge Notes and the Warrants will not conflict with or violate the charter documents or bylaws of the Company, or conflict with or violate, in any material respect, (i) any indenture, loan agreement, lease, mortgage or other agreement binding on the Company, (ii) any order of a court or administrative agency binding on the Company, or (iii) any applicable law or governmental regulation, the effect of any of which would have a material adverse effect on the Company or its subsidiaries, taken as a whole, or materially impair or restrict the Company's power to perform its obligations as contemplated hereby. This Agreement, the Bridge Notes and the Warrants are valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance and transfer, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law).

3.3 Valid Issuance. The Warrants have been duly and validly authorized, and each Purchaser may immediately exercise the Warrants upon the issuance thereof. Upon the due exercise of the Warrants, the shares of Common Stock issuable thereupon (the “Warrant Shares”) will be validly issued, fully paid and non-assessable free and clear of all encumbrances and restrictions, except for restrictions on transfer set forth in this Agreement or imposed by applicable securities laws. The Company has reserved a sufficient number of shares of Common Stock for issuance upon the exercise of the Warrants, free and clear of all encumbrances and restrictions, except for restrictions on transfer set forth in this Agreement or imposed by applicable securities laws.

3.4 Consents. The execution, delivery and performance by the Company of this Agreement and the offer, issuance and sale of the Units, the Bridge Notes and the Warrants (collectively, the “Securities”) require no consent of, action by or in respect of, or filing with, any person, governmental body, agency, or official other than filings that have been made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws which the Company undertakes to file within the applicable time periods.

3.5 Delivery of SEC Filings; Business. The Company has made available to the Purchasers through the EDGAR system, true and complete copies of the Company’s most recent Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 (the “10-KSB”), and all other reports filed by the Company pursuant to the 1934 Act since the filing of the 10-KSB and prior to the date hereof (collectively, the “SEC Filings”). The SEC Filings are the only filings required of the Company pursuant to the Securities Exchange Act of 1934 for such period.

3.6 Use of Proceeds. The net proceeds of the sale of the Units hereunder shall be used by the Company for working capital and general corporate purposes.

3.7 Brokers and Finders. No person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company, or a Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company.

3.8 No Directed Selling Efforts or General Solicitation. Neither the Company nor any person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities.

3.9 Private Placement. The offer and sale of the Securities to the Purchasers as contemplated hereby are exempt from the registration requirements of the Securities Act of 1933 (the “Securities Act”).

SECTION 4

Representations and Warranties of the Purchasers

Each Purchaser, severally and not jointly, represents and warrants to the Company that:

4.1 Purchase Entirely for Own Account. The Securities to be received by the Purchaser hereunder will be acquired for the Purchaser’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act. The Purchaser is not a registered broker dealer or an entity engaged in the business of being a broker dealer.

4.2 Investment Experience. The Purchaser acknowledges that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

4.3 Disclosure of Information. Each Purchaser has had an opportunity to receive all additional information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities. The Purchaser acknowledges that it has access to, and an opportunity to inspect, copies of the SEC Filings.

4.4 Restricted Securities. The Purchaser understands that the Securities are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. Furthermore, the Purchaser also understands that the Bridge Notes are non-negotiable and non-transferable and the Warrants may not be transferred until after the first anniversary of the issuance thereof, and then only in compliance with the Securities Act and applicable state securities laws.

4.5 Accredited Purchaser; No General Solicitation. The Purchaser is an accredited Purchaser as defined in Rule 501(a) of Regulation D, as amended, under the Securities Act. The Purchaser did not learn of the investment in the Securities as a result of any public advertising or general solicitation.

4.6 Brokers and Finders. No Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or the Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Purchaser.

SECTION 5

Registration Rights; Legend; Restrictions on Transfer

5.1 Registration Rights. The Purchasers shall have the piggyback registration rights set forth on Schedule II annexed hereto with respect to the Warrant Shares and Penalty Warrant Shares (as defined in the Notes).

5.2 Legend. Each Bridge Note and each certificate representing Warrant Shares shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under any applicable state securities laws):

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

        5.3 Restriction on Transfer. Notwithstanding anything to the contrary set forth in this Agreement, the Bridge Notes shall be non-negotiable and non-transferable. The Purchasers shall not transfer any Warrants until after the first anniversary of the issuance thereof, and then only in compliance with the Securities Act and applicable state securities laws.

SECTION 6

Miscellaneous

6.1 Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

6.2 Successors and Assigns. Except as otherwise expressly provided herein, this Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties. No Purchaser shall transfer this Agreement without the prior written consent of the Company.

6.3 Entire Agreement; Amendment. This Agreement (including any Schedules hereto) and the other documents delivered pursuant hereto constitute a separate and full and entire understanding and agreement between the Company, on one hand, and each Purchaser on the other with regard to the subjects hereof and thereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by the Company and each such Purchaser.

6.4 Notices. All notices and other communications required or permitted hereunder shall be mailed by either an express mail carrier, first-class mail, postage prepaid, or facsimile, or delivered either by hand or by messenger, addressed (a) if to the Purchasers, as indicated on Schedule I hereto, or at such other address as any such Purchaser shall have furnished to the Company in writing, or (b) if to any other holder of any of the Securities, at the address of such holder as shown on the records of the Company, or (c) if to the Company, at its address set forth below (with copy to: Eilenberg & Krause LLP, 11 East 44th Street, 17th Floor, New York, NY 10017, Attn.: Adam D. Eilenberg, Esq., fax number: (212) 986-2399) or at such other address as the Company shall have furnished to the Purchasers and each such other holder in writing. All such notices or communications shall be deemed given when actually delivered by hand, messenger, express mail carrier or facsimile or, if mailed, three days after deposit in the U.S. mail.

6.5 Delays or Omission. No delay or omission to exercise any right, power or remedy accruing to any party to this Agreement, upon any breach or default of another party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

6.6 Severability. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

6.7 Publicity. No public release or announcement concerning the transactions contemplated hereby shall be issued, directly or indirectly, by any Purchaser without the prior written consent of the Company. The Company shall make such announcements and filing with the SEC to the extent required by law or the applicable rules or regulations of any securities exchange or securities market.

6.8 Expenses. The parties hereto shall pay their own costs and expenses in connection herewith, including, but not limited to, accountants’ and attorneys’ fees and disbursements, in connection with any amendment, modification or waiver of this Agreement, the Bridge Notes and/or the Warrants.

6.9 Titles and Subtitles. The titles of the Sections and Subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

6.10  Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

[Signatures appear on next page]

IN WITNESS WHEREOF, the parties have caused this Note and Warrant Purchase Agreement to be executed and delivered by their duly authorized officers or partners, as the case may be, as of the day and year first above written.

APPLIED NEUROSOLUTIONS, INC.

By: _________________________________
Title: ____________________________

Address: 50 Lakeview Parkway, Suite 111
Vernon Hills, IL 60061
Fax Number: 847-573-8030

PURCHASER

________________________________
Signature

_________________________________
Print Name

_________________________________
Street Address

________________________________
City, State, Zip Code

_________________________________
Date

_________________________________
No. Units (at $_________ per Unit)

_________________________________
Amount of Subscription

SCHEDULE I

Name and Address of Purchaser	Number of Units Purchased	Aggregate Purchase Price

SCHEDULE II - REGISTRATION RIGHTS

Piggyback Registrations.

(a) If (and on each occasion that) the Company proposes to register any of its securities under the Securities Act, either for the Company’s own account or for the account of any of its security holders (each such registration not withdrawn or abandoned prior to the effective date thereof, a “Piggyback Registration”), the Company will give written notice to each of the Purchasers at least ten (10) business days prior to the anticipated filing date of such Piggyback Registration. Notwithstanding the foregoing, the Company will not be obligated to give notice to Purchasers as to or to include any Warrant Shares in any registration (i) on Form S-8 or similar limited-purpose form of registration statement effected solely to implement an employee benefit plan, (ii) on Form S-4 or similar limited-purpose form of registration statement effected solely to implement an acquisition or (iii) any registration for which the Company is not permitted to include the securities of other persons (such as the Warrant Shares) , whether pursuant to contract, law or otherwise.

(b) Subject to the provisions contained in paragraphs (c) and (d) of this Schedule II and in the last sentence of this paragraph (b): (A) the Company will be obligated to include in each Piggyback Registration all Warrant Shares with respect to which the Company receives, within 10 business days after the date on which the Company gives written notice of such Piggyback Registration to the Purchasers pursuant to Section (a) above, the written requests of such Purchasers for inclusion in such Piggyback Registration, and (B) the Company will use its reasonable efforts to effect promptly the registration of all such Warrant Shares. The Company and its underwriters will be permitted, on any registration initiated by the Company, to terminate or withdraw such registration or to reduce the total number of shares proposed to be registered thereunder.

(c) If a Piggyback Registration is an underwritten registration, and the managing underwriters thereof give written advice to the Company that the total amount of securities, including the Warrant Shares and other securities to be registered pursuant to the Piggyback Registration exceeds the amount of securities that the underwriters reasonably believe compatible with the success of the offering (the “Underwriters’ Maximum Number”), then:

(i)  If such registration was initiated by the Company, (x) the Company will be entitled to include in such registration that number of securities that the Company proposes to offer and sell for its own account in such registration and which does not exceed the Underwriters’ Maximum Number and, to the extent such securities are less than the Underwriters’ Maximum Number (y) the Company will be obligated to include in such registration that number of Warrant Shares of the Company that are requested by the Purchasers and by other persons and which does not exceed the difference between the Underwriters’ Maximum Number and the number of securities of the Company that the Company is entitled under clause (x) above to include in such registration, and such number of securities of the Company will be allocated pro rata among the Purchasers and other persons in proportion to the number of securities of the Company held by each such Purchaser or other person.

SCHEDULE II - REGISTRATION RIGHTS (Continued)

(ii)  If such registration was initiated by a person other than the Company or a Purchaser, (w) the Company will be obligated to include in such registration that number of securities that are requested by the person(s) initiating such registration and which is not more than the Underwriters’ Maximum Number, and such number of securities will be allocated pro rata among such other person(s) in proportion to the number of securities of the Company held by each such other person; (x) the Company will be entitled to include in such registration that number of securities that the Company proposes to offer and sell for its own account in such registration and which does not exceed the difference between the Underwriters’ Maximum Number and the number of securities that the Company is required under clause (w) above to include in such registration; (y) and thereafter the Company will be obligated to include in such registration that number of Warrant Shares that are requested by the Purchasers requesting registration and which is not more than the Underwriters’ Maximum Number, and such number of securities will be allocated pro rata among the Purchasers requesting registration in proportion to the number of Warrant Shares held by each such Purchaser; and (z) if the Underwriters’ Maximum Number exceeds the sum of the number of securities that the Company is obligated to include in such registration for the account of other persons pursuant to clause (w) above and the number of securities that the Company proposes to offer and sell for its own account in such registration, then the Company may include in such registration that number of other securities that persons referred to in clause (w) above have requested be included in such registration and which is not greater than such excess.

For purposes of this Section (c), the numbers of securities of the Company held by any Purchaser or other person will be calculated on a fully diluted basis assuming the full exercise, conversion, or exchange of all outstanding securities that are exercisable, convertible or exchangeable for shares of the Company’s Common Stock.

(d) In any Piggyback Registration, the Company will select, in its sole discretion, the investment bankers and managing underwriters in such registration.

(e) Each Purchaser, if the Company or the managing underwriters so request of such Purchasers in connection with such registration, will not, without the prior written consent of the Company or such underwriters, effect any sale or other distribution of any equity securities of the Company, including any sale pursuant to Rule 144, during the seven days prior to, and during the 180-day period, commencing on the effective date of such underwritten registration, except pursuant to such underwritten registration.